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                                                     EXHIBIT 99.1




                      HALMODE APPAREL, INC.
                      ---------------------

                 CONDENSED FINANCIAL STATEMENTS
                 ------------------------------

                          JULY 31, 1994
                          -------------



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
                      HALMODE APPAREL, INC.
               CONDENSED BALANCE SHEET (UNAUDITED)
                     (Amounts in thousands)
                          July 31, 1994



                             ASSETS

CURRENT ASSETS
  Cash and time deposits                                $      -
  Receivables, net                                        20,597
  Inventories                                             14,425
  Prepaid expenses                                         1,277
                                                        --------
     TOTAL CURRENT ASSETS                                 36,299
                                                        --------

PROPERTY AND EQUIPMENT, NET                                1,750

OTHER ASSETS                                                 405
                                                        --------
                                                        $ 38,454
                                                        ========


              LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Loan payable                                          $  9,045
  Current maturities of long-term debt                       908
  Accounts payable and accrued expenses                    9,163
                                                        --------
     TOTAL CURRENT LIABILITIES                            19,116
                                                        --------
LONG-TERM DEBT                                               990
                                                        --------

Shareowners' equity:
  Common stock                                             9,556
  Retained earnings                                       25,031
                                                        --------
                                                          34,587
  Less treasury stock, at cost                            16,239
                                                        --------
     TOTAL SHAREOWNERS' EQUITY                            18,348
                                                        --------
                                                        $ 38,454
                                                        ========

See note to condensed financial statements.

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
                      HALMODE APPAREL, INC.
            CONDENSED STATEMENT OF EARNINGS (UNAUDITED)
            For the Seven Months Ended July 31, 1994
                     (Amounts in thousands)

SALES                                                         $ 96,187

COST OF SALES                                                   69,355
                                                              --------

GROSS PROFIT                                                    26,832

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                    16,395
                                                              --------

OPERATING INCOME                                                10,437

INTEREST EXPENSE                                                   786
                                                              --------
INCOME BEFORE INCOME TAXES                                       9,651

INCOME TAXES                                                       255
                                                              --------

NET INCOME                                                    $  9,396
                                                              ========

See note to condensed financial statements.


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
                         HALMODE APPAREL, INC.
             CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)
               For the Seven Months Ended July 31, 1994
                        (Amounts in thousands)


NET CASH PROVIDED BY OPERATING ACTIVITIES               $ 8,026

INVESTING ACTIVITIES
  Additions to property, plant and equipment                (85)
                                                        -------
     Net cash used by investing activities                  (85)
                                                        -------

FINANCING ACTIVITIES
  Payments of loan payable                               (2,925)
  Payments of long-term debt                               (653)
  Payments of dividends                                  (6,000)
                                                        -------

     Net cash used by financing activities               (9,578)
                                                        -------

NET DECREASE IN CASH                                     (1,637)

CASH
  Beginning of period                                     1,637
                                                        -------
  End of period                                         $     -
                                                        =======

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Interest paid                                         $   718
  Income taxes paid                                         161

See note to condensed financial statements.
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                         HALMODE APPAREL, INC.
                NOTE TO CONDENSED FINANCIAL STATEMENTS


1. It is the opinion of management that all adjustments necessary for a fair statement of results for the interim period have been reflected in the statements presented. Such adjustments were normal and recurring in nature.

     Accounting policies have been continued without change and are described in the Summary of Significant Accounting Policies contained in the Company's 1993 annual financial statements. For additional information regarding the Company's financial condition, refer to the footnotes accompanying the annual financial statements. Details in those notes have not changed significantly except as a result of normal transactions in the interim.



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